UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2025

BGC Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-35591	86-3748217
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
499 Park Avenue, New York, NY 10022
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	BGC	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On July 31, 2025, BGC Group, Inc. (the “Registrant,” “we,” “us,” “BGC Group,” “BGC,” or the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2025. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Except as indicated below, the information in this Item 2.02 and Exhibit 99.1 attached to this Current Report on Form 8-K are being furnished under Item 2.02 of Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing and as set forth below.
Discussion of Forward-Looking Statements about BGC
Statements in the press release in Exhibit 99.1 of this Current Report on Form 8-K regarding BGC that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. These include statements about the Company’s business, results, financial position, liquidity and outlook, which may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Except as required by law, BGC undertakes no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see BGC’s Securities and Exchange Commission filings, including, but not limited to, the risk factors and Special Note on Forward-Looking Information set forth in these filings and any updates to such risk factors and Special Note on Forward-Looking Information contained in subsequent reports on Form 10-K, Form 10-Q or Form 8-K.
Filed Information
The information set forth under the heading “Dividend Information” set forth in Exhibit 99.1 to this Current Report on Form 8-K is being filed under Item 2.02 of Form 8-K and shall be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing. All other information set forth in Exhibit 99.1 is being furnished.

Item 8.01. Other Events.
The Board of Directors (the “Board”) of the Company has set the date of the Company’s 2025 Annual Meeting of Stockholders (“Annual Meeting”) for November 12, 2025. The exact time and place of the 2025 Annual Meeting will be specified in our Notice of 2025 Annual Meeting and related proxy statement for the 2025 Annual Meeting.
Because the date of the 2025 Annual Meeting is more than 30 days after the first anniversary of our 2024 Annual Meeting, the Board has set a new deadline for the receipt of stockholder proposals submitted for the 2025 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”). If a stockholder desires to present a proposal for inclusion in our proxy statement for the 2025 Annual Meeting pursuant to Rule 14a-8, the proposal must be submitted in writing to us for receipt not later than August 10, 2025, which is 10 days following the date hereof. Additionally, to be included in our proxy materials, proposals must comply with the proxy rules relating to stockholder proposals in Rule 14a-8. If a stockholder fails to provide such notice, the proposal may not be addressed in our proxy materials and the proxies may exercise their discretionary voting authority if the proposal is raised at the 2025 Annual Meeting. Proposals should be sent to BGC Group, Inc., 499 Park Avenue, 3rd Floor, New York, NY 10022, Attention: Corporate Secretary.

Our bylaws provide that if our Annual Meeting is held on a date that is less than 60 days after the anniversary of the prior year’s Annual Meeting, for nominations or other business to be properly brought by a stockholder, notice in writing to the Secretary of the Company must be received not later than the close of business on the 120th day prior to the anniversary of the date of the proxy statement for the prior year’s Annual Meeting. As disclosed in the proxy statement for the 2024 Annual Meeting, stockholders who wished to raise a proposal for consideration at the 2025 Annual Meeting, but who did not wish submit a proposal for inclusion in our proxy material pursuant to Rule 14a-8, needed to comply with our bylaws and deliver us a copy of their proposal no later than April 4, 2025.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit Number	Description

99.1	BGC Group, Inc. press release dated July 31, 2025

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Group, Inc.

Date: July 31, 2025	By:	/s/ Sean A. Windeatt
	Name:	Sean A. Windeatt
	Title:	Co-Chief Executive Officer
[Signature Page to Form 8-K, dated July 31, 2025, regarding BGC’s second quarter ended June 30, 2025 Earnings Release]